UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

AMENDMENT NO. 1
TO
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2017 (October 2, 2017)
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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park, Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On October 2, 2017, Issuer Direct Corporation, a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement with Kurtis D. Hughes whereby the Company purchased all of the outstanding equity securities of Interwest Transfer Company, Inc., a Utah corporation (“Interwest”), a transfer agent business located in Salt Lake City, Utah (collectively, the “Acquisition”).

On October 3, 2017, the Company filed a Current Report on Form 8-K regarding the Acquisition and stated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within 71 days after the date on which the Current Report on Form 8-K was required to be filed. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information relating to the Acquisition.

Item 9.01.  Financial Statements and Exhibits.

(a)  Audited consolidated financial statements of business acquired.

Audited consolidated financial statements of Interwest for the fiscal years ended December 31, 2016 and 2015 are attached hereto as Exhibit 99.1.

(b)  Unaudited condensed financial statements as of business acquired

Unaudited condensed financial statements of Interwest as of September 30, 2017 and for the nine month periods ended September 30, 2017 and September 30, 2016 are attached hereto as Exhibit 99.2

(c)  Unaudited pro forma financial information.

The unaudited pro forma financial information for the Company after giving effect to the acquisition of Interwest and adjustments as described in such pro forma financial information as of September 30, 2017, for the nine month periods ended September 30, 2017, and for the year ended December 31, 2016 are attached hereto as Exhibit 99.3.

(d)  Exhibits

Exhibit No.	Description
23.1	Consent of Burnham & Schumm P.C.

99.1	Audited financial statements of Interwest Transfer Company, Inc. for the fiscal years ended December 31, 2016 and 2015

99.2	Unaudited condensed financial statements of Interwest Transfer Company, Inc. as of September 30, 2017 and for the nine month periods ended September 30, 2017 and September 30, 2016

99.3
Unaudited pro forma financial information for Issuer Direct Corporation after giving effect to the acquisition of Interwest Transfer Company, Inc. and adjustments as described in such pro forma financial information as of September 30, 2017, for the nine month periods ended September 30, 2017 and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: December 13, 2017	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer

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